UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     May 26, 2005

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 26, 2005, the Board of Directors elected Paul C. Varga to the office of Chief Executive Officer of the Corporation, effective as of August 1. Mr. Varga, age 41, an eighteen year employee of Brown-Forman, currently serves as the President of Brown-Forman Beverages, a division of the registrant, and a director of the Company, positions he has filled since 2003. In 1998 he became director of marketing for the Company's spirits brands in North America, and in 2002 was promoted to global chief marketing officer for the Company's spirits brands. Owsley Brown II will remain Chairman of the Board.

Andrew Varga, brother of Paul Varga, is an employee of the Company.


Item 5.03.  Amendment of Articles of Incorporation or Bylaws;
            Changes in Fiscal Year.

On May 26, 2005, the Board of Directors amended section 2.1 of the By-Laws of the Corporation to read as follows:

   SECTION 2.1 Number; Qualification. The Board of Directors of the Corporation shall consist of not less than three (3) nor more than seventeen
   (17) persons, who shall hold office until the Annual Meeting of the Stockholders next ensuing after their election, and until their respective successors are elected and shall qualify. The number of Directors to serve from time to time shall be fixed by the Board of Directors subject to being changed by the stockholders at any Annual Meeting of Stockholders. Directors need not be stockholders. Directors may serve on the Board during their 70th year, but shall retire thereafter, except that the Board upon a two-thirds vote (and without the participation of the director concerned) may by special resolution ask a director to remain on the Board through his or her 72nd year, or until a given date, if it finds that such service is of significant benefit to the corporation.

The complete By-Laws, as amended, are filed herewith as Exhibit 3(ii).


Item 7.01.  Regulation FD Disclosure.

A copy of the press release issued in connection with the election of Paul C. Varga to the office of Chief Executive Officer of the Registrant is furnished herewith as Exhibit 99.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   May 27, 2005                       By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President, Senior Counsel
                                                and Assistant Corporate
                                                Secretary

                                                                   Exhibit 99

FOR IMMEDIATE RELEASE

BROWN-FORMAN ANNOUNCES NEXT STEP IN SUCCESSION PLAN
Paul Varga Named New CEO; Owsley Brown Remains Chairman

Louisville, KY, May 27, 2005 - Brown-Forman Corporation Chairman and CEO Owsley Brown II announced today that the company's board of directors has unanimously approved the next stage of the firm's leadership succession. The duties of chief executive officer of Brown-Forman Corporation, which Brown has performed since 1993, will transfer August 1 to Paul C. Varga, while Brown will continue as the company's chairman.

"Paul Varga is a great brand builder whose career and accomplishments have paralleled the evolution and strengthening of our company's brand-building capabilities," stated Brown. "He has a keen strategic mind and is a visionary with appropriately challenging growth goals for Brown-Forman.

"By its actions, the board is expressing its strong confidence that Paul is an excellent long-term choice for CEO of Brown-Forman," said Brown. "The board is also reaffirming its unceasing belief in Brown-Forman's great future as an independent, growing company of unsurpassed quality in our industry, led by a strong and highly capable senior leadership team."

Varga's appointment as CEO continues Brown-Forman's long-standing tradition of entrusting the leadership of the company to the people of the highest ability who have a lengthy tenure of success at the firm. Upon assuming the CEO position on August 1, Varga will be the third leader of the company to come from beyond the Brown family, the others being Daniel L. Street and William F. Lucas, who successively and very ably led the company from the mid-1960s through the mid-1970s.

The promotion of Varga to chief executive officer of Brown-Forman Corporation will make him the highest-ranking member of management and he will have the ultimate decision-making authority and responsibility for the company's performance and long-term prosperity. Varga will report to the board of directors, chaired by Owsley Brown, and will have all divisions and areas of the company reporting to him. He will continue to serve on the board as a director.

"I am truly honored to be entrusted with leading this great American brand-building company," said Varga. "I have always respected and been inspired by our company's wonderful brands, its incredible 135-year history, its deep Louisville roots, and our people throughout the world who create its success. I believe strongly in our company's strategy and in the long-term prospects for our business. Fortunately for me, and for all stakeholders, Brown-Forman has a superb team of executive leaders and employees who are well prepared to seize the vast opportunities which lie ahead of us."

As chairman, Brown will remain fully engaged strategically in the company's affairs. As the chief advocate for all shareholders' long-term interests, he will also work to ensure the company builds on its tradition of creating value by paying proper attention to the interests of all of its long-term shareholder base - institutional, individual, as well as family. In addition, Brown will continue to take the lead in managing the affairs of the board.

"These  changes  will  permit me to alter how I spend my working  time,"  stated
Brown. "Although I will continue to stay 100% engaged strategically in the business, I will reduce my daily workload in the months and years following the change, with an appropriate reduction in my compensation."

Brown will continue to play a leading role on the Brown-Forman team that is working with a consortium considering a possible bid for Allied Domecq. "I will be working very closely on this critical matter with Paul, who is deeply involved now and who will, after August 1, ultimately be responsible for building the brands that Brown-Forman will secure, should the consortium make a successful bid for Allied Domecq," said Brown.

Varga, 41, joined the company over 18 years ago while working on his MBA at Purdue University. After earning his degree, he became a full-time employee in 1987. He progressed through a series of increasingly responsible sales, marketing, and staff positions, including several years as a key member of the Jack Daniel's marketing team as well as two years as director of the office of the CEO. In 1996 Varga was named senior vice president and director of the entity which helped create global brand development strategies for Jack Daniel's and Southern Comfort and which provided him with a solid international business foundation. In 1998 he became director of marketing for Brown-Forman's spirits business in North America, and in 2000 was promoted to global chief marketing officer for the company's spirits brands. In 2003 he was named CEO of Brown-Forman Beverages, by far the corporation's largest operating segment, and was thereafter elected a director of the corporation. Varga will continue to perform the duties of CEO of the company's beverage business.

"In recent years, Paul Varga has exemplified the skills and abilities we seek in the company's leader," said Brown, "quickly grasping his new responsibilities as well as increasing his involvement in shareholder, investor, and strategic industry relationships.

"In addition, our earnings growth rate over the last few years is one of the strongest in the wine and spirits industry, and this is a testament to the excellence of our management team as well as the quality of our brands," stated Brown. "About two years ago, as our corporation's respected President Bill Street was preparing to retire, we moved some very talented individuals, including Paul Varga, into positions of significantly increased responsibility. This executive team has worked diligently, collaboratively, and brilliantly to capitalize on the enormous opportunities that exist for our portfolio of premium wine and spirits brands around the world."

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, Lenox, Dansk, and Gorham Tableware and Giftware, and Hartmann Luggage.

IMPORTANT NOTE ON FORWARD-LOOKING STATEMENTS:
This news release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - changes in general economic conditions, particularly in the United States where we earn the majority of our profits;
 - a strengthening U.S. dollar against foreign currencies, especially the British Pound;
 - reduced bar, restaurant, hotel and travel business in wake of other terrorist attacks, such as occurred on 9/11;
 - developments in the class action lawsuits filed against Brown-Forman and other spirits, beer and wine manufacturers alleging that our advertising causes illegal consumption of alcohol by those under the legal drinking age, or other attempts to limit alcohol marketing, through either litigation or regulation;
 - a dramatic change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - tax increases, whether at the federal or state level;
 - increases in the price of grain and grapes;
 - continued depressed retail prices and margins in our wine business because of our excess wine inventories, existing grape contract obligations, and a worldwide oversupply of grapes; and
 - the effects on our Consumer Durables business of the general economy, department store business, response rates in our direct marketing business, and profitability of mall outlet operations.

                                                                   Exhibit 3(ii)


                                     BY-LAWS
                                       OF
                            BROWN-FORMAN CORPORATION
                                   AS AMENDED.


                                   ARTICLE I.
                                  STOCKHOLDERS.

SECTION 1.1 Annual Meetings. The annual meeting of the stockholders for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held at such date, time and place either within or without the State of Delaware as may be designated by resolution of the Board of Directors, but no later than September 30 of each year.

SECTION l.2 Special Meetings. Special meetings of the stockholders may be held upon call of a majority of the Board of Directors, Executive Committee, Chairman of the Board or President (and shall be called by the Chairman of the Board or the President at the request in writing of stockholders owning a majority of the outstanding shares of the corporation entitled to vote at the meeting) at such time and at such place within or without the State of Delaware as shall be fixed by the call for the meeting, and as may be stated in the notice setting forth such call.

SECTION 1.3 Notice of Meeting; Waiver of Notice. Notice of the time, place and purpose of every meeting of stockholders shall be mailed not less than ten (10) nor more than fifty (50) days next preceding the date of said meeting to each stockholder of record entitled to vote at the meeting, who shall have furnished a written address to the Secretary of the corporation for the purpose. Notice of any stockholders' meeting may be waived in writing by any stockholder entitled to vote at the meeting. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

SECTION 1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section
1.4 of these by-laws until a quorum shall attend.

SECTION 1.6 Voting. Each stockholder entitled to vote at any meeting shall have one vote in person or by proxy for each share of stock held by him which has voting power upon the matter in question at the time. At all elections of directors, the voting shall be by ballot and a majority of the votes cast shall elect. Except where a date shall have been fixed as a record date for the determination of the stockholders entitled to vote as hereinafter provided, no share of stock shall be voted on at any election of directors which shall have been transferred on the books of the corporation within twenty (20) days next preceding such election.

SECTION 1.7 Record Date. The Board of Directors may fix in advance a date, not exceeding forty (40) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of, and to vote at such meeting, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

SECTION 1.8 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in their absence by a Vice President, or in the absence of the foregoing persons, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.


                                   ARTICLE II.
                               BOARD OF DIRECTORS.

SECTION 2.1 Number; Qualification. The Board of Directors of the Corporation shall consist of not less than three (3) nor more than seventeen (17) persons, who shall hold office until the Annual Meeting of the Stockholders next ensuing after their election, and until their respective successors are elected and shall qualify. The number of Directors to serve from time to time shall be fixed by the Board of Directors subject to being changed by the stockholders at any Annual Meeting of Stockholders. Directors need not be stockholders. Directors may serve on the Board during their 70th year, but shall retire thereafter, except that the Board upon a two-thirds vote (and without the participation of the director concerned) may by special resolution ask a director to remain on the Board through his or her 72nd year, or until a given date, if it finds that such service is of significant benefit to the corporation.

SECTION 2.2 Vacancies. Vacancies in the Board of Directors shall be filled by a majority of the remaining directors, and the directors so chosen shall hold office until the next annual election and until their successors shall be duly elected and shall qualify.

SECTION 2.3 Meetings. Meetings of the Board of Directors shall be held at such place within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the call of any meeting. Regular meetings of the Board of Directors shall be held at such times as may from time to time be fixed by resolution of the Board, and special meetings may be held at any time upon call of the Executive Committee, the Chairman of the Board, if any, the President or a majority of the Board by telephonic or telegraphic notice duly given to each director not less than three days before the meeting or written notice sent or mailed to each director not less than five days before the meeting. Such notice shall state the time and place of the meeting, but need not specify the purpose thereof. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place at which such meeting is held. Notice need not be given of regular meetings of the Board held at the time fixed by resolution of the Board. Meetings may be held at any time without notice if all directors are present or if those not present waive notice of the meeting in writing. At all meetings of the Board of Directors one-third of the entire Board of Directors shall constitute a quorum for the transaction of business and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting and the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 2.4 Informal Action by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

SECTION.2.5 Executive Committee. The Board of Directors may, by resolution or resolutions, passed by a majority of the whole Board, designate an Executive Committee to consist of the Chief Executive Officer and one or more of the directors as the Board may from time to time determine. In addition, the Board of Directors may appoint persons who are not directors of the Corporation as associate non-voting members of the Executive Committee. The Executive Committee shall have and may exercise, when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the corporation, and shall have power to authorize the seal of the corporation to be affixed to all papers which may require it; but the Executive Committee shall not have power to fill vacancies in the Board, or to change the membership of or fill the vacancies on the said Committee, or to make or amend the By-laws of the corporation. The Board shall have power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make such rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of the Executive Committee shall constitute a quorum.

SECTION 2.6 Other Committees. The Board of Directors may by resolution designate one or more other committees which committees shall have and may exercise such powers as the Board of Directors shall by resolution provide.


                                  ARTICLE III.
                                    OFFICERS.

SECTION 3.1 Election. The Board of Directors, as soon as may be after the election held in each year, shall choose a Chairman of the Board and/or a President of the corporation, one or more Vice Presidents (with such classifications as the Board may determine), a Secretary and a Treasurer, and may if it so determines choose one or more Vice Chairmen of the Board. The Board of Directors may also from time to time appoint such Assistant Secretaries, Assistant Treasurers and such other officers, agents and employees as it may deem proper. The Chairman of the Board, Vice Chairman of the Board, and the President shall be chosen from among the directors, and the Board of Directors shall designate either the President or the Chairman of the Board to be the Chief Executive Officer of the Corporation. Any two or more offices, except that of the Chief Executive Officer and Secretary, may be held by the same person.

SECTION 3.2 Term; Removal. The term of office of all officers shall be one year or until their respective successors are elected and shall qualify; but any officer may be removed from office at any time by the affirmative vote of a majority of the members of the Board then in office. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

SECTION 3.3 Powers and Duties. Subject to the limitations as the Board of Directors or the Executive Committee may from time to time prescribe, the officers of the corporation shall each have such powers and duties as generally pertain to the respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or by the Executive Committee. The Treasurer and the Assistant Treasurers may be required to give bond for the faithful discharge of their duties, in such sum and with such surety as the Board of Directors may prescribe.


                                   ARTICLE IV.
                            FUNDS OF THE CORPORATION.

All moneys of the corporation, or under its charge, deposited in any bank or other place of deposit, shall be deposited to the credit of the corporation in its corporate name, in such institutions, and shall be subject to withdrawal upon such signatures, as may from time to time be prescribed by resolution of the Board of Directors.

                                   ARTICLE V.
                             CERTIFICATES OF STOCK.

SECTION 5.1 Certificates. The interest of each stockholder of the corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The shares of stock of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his attorney upon surrender for cancellation of a certificate or certificates representing the same, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed and with such proof of authenticity of the signature as the corporation or its agents may reasonably require.

SECTION 5.2 Signatures. The certificates of stock shall be signed by the Chairman of the Board or the President or a Vice President and by the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer (except that where any such certificate is signed by a transfer agent and by a registrar, the signatures of any such Chairman of the Board, President, Vice President, Secretary, Treasurer, Assistant Secretary or Assistant Treasurer may be facsimile, engraved or printed), and shall be countersigned and registered in such manner, if any, as the Board of Directors may by resolution prescribe. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

SECTION 5.3 Lost, Stolen or Destroyed Certificates. No certificate for shares of stock in the corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of such evidence of such loss, theft or destruction and upon delivery to the corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board in its discretion may require.


                                   ARTICLE VI.
                                CORPORATE BOOKS.

The books of the corporation, except the original or duplicate stock ledger, shall be kept at the office of the Company at Louisville, Kentucky; or at such other place or places as the Board of Directors may from time to time designate.

                                  ARTICLE VII.
                                  FISCAL YEAR.

The fiscal year of the corporation shall begin on the 1st day of May in each year and shall end on the 30th day of April of each year, and may be changed from time to time by resolution of the Board of Directors.


                                  ARTICLE VIII.
                                 CORPORATE SEAL.

The corporate seal of this Company shall be circular in form and shall bear the name of the corporation and the words "Incorporated Delaware 1933."


                                   ARTICLE IX.
                                   INDEMNITY.

The Board of Directors may by resolution provide that the corporation shall indemnify to the extent authorized by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the corporation or serves or served any other enterprise as a director, officer or employee at the request of the corporation.


                                   ARTICLE X.
                                   AMENDMENTS.

The By-laws of the corporation, regardless of whether made by the stockholders or by the Board of Directors, may be amended, added to or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change is given in the notice of the meeting.


                                 CERTIFICATION.

The undersigned, Secretary of BROWN-FORMAN CORPORATION, hereby certifies that the foregoing seven printed pages contain a true and complete copy of the By-laws of said corporation, as amended from time to time.



Secretary
Brown-Forman Corporation

Dated:  May 27, 2005
Louisville, Kentucky.

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                               EMERGENCY BY-LAWS.

                                   ARTICLE I.

These emergency by-laws shall be effective and operative during any emergency resulting from an attack on the United States or on a locality in which the corporation conducts its business or customarily holds meetings of its Board of Directors or its stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot be readily convened for action.


                                   ARTICLE II.
                               BOARD OF DIRECTORS.

SECTION 1. A meeting of the Board of Directors, or a committee thereof, may be called by any director or officer by the giving of three (3) days' notice only to such of the directors as it may be feasible to reach at that time and by such means as may be feasible at the time, including publications and radio. The notice shall state the time and place of the meeting, but need not specify the purpose thereof.

SECTION 2: A quorum shall consist of any three (3) directors; and in addition to duly elected directors the officers listed in the following Section 4 hereof shall be eligible as directors to constitute a quorum.

SECTION 3: To the extent required to constitute a quorum at any meeting of the Board of Directors, the officers of the corporation who are present shall be deemed, in order of rank and within the same rank in order of seniority, directors for such meeting. If, within the same rank two or more officers' date of election as such officer is the same, seniority shall be determined on the basis of length of service with the corporation.

SECTION 4: Persons holding the following offices shall, in the order named, and to the extent required to provide a quorum at any meeting of the Board of Directors, be deemed directors for such meeting:

                              Chairman of the Board
                           Vice Chairman of the Board
                                    President
                            Executive Vice President
                              Senior Vice President
                                 Vice President
                                    Secretary
                                    Treasurer
                            Assistant Vice President
                               Assistant Secretary
                               Assistant Treasurer

                                  ARTICLE III.

If, during any such emergency, any officer shall be rendered incapable of discharging his duties, the authority, duties and functions of such officer shall be assumed by the person next in line of authority, as shown on the then currently effective organization chart of the corporation; provided, that no person assuming the authority, duties and functions of an officer shall be entitled to act as director, as provider in Article II hereof, unless he shall have been duly elected as an officer or director.


                                   ARTICLE IV.

The Board of Directors may at any meeting change the head office or designate several alternative head offices or regional offices of the corporation or authorize officers so to do.


                                   ARTICLE V.

No officer or director or employee acting in accordance with any of the provisions of these emergency by-laws shall be liable except for willful misconduct.


                                   ARTICLE VI.

To the extent they are not inconsistent with these Emergency By-Laws, the By-Laws of the corporation shall remain in effect at all times. Upon the termination of the emergency described in Article I hereof, these Emergency By-Laws shall cease to be operative.